                                                     The Germany
                                                       Fund, Inc.
[LOGO APPEARS HERE]

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                 August 13, 1999
Dear Shareholder,

         During the second quarter ended June 30, 1999, the net asset value per share of the Germany Fund rose 4.5%, in US dollar terms, and the Fund's share price rose 10.8%, compared to a rise of 5.4% in the Fund's benchmark, the DAX 30 Index. Year to date, both the Fund's net asset value per share and the DAX Index declined by 5.0%. The Fund's share price, however, outperformed the index by 6.8%, rising 1.8%.

         After a relatively poor performance during the first quarter of 1999, the German equity market began to bounce back during the second quarter, outperforming the other European markets by over 5% in US dollar terms. The main reasons for the upturn in equity prices are the tax relief laws passed this spring and the improved economic outlook for Germany. Manufacturing activity and industrial production is increasing to keep up with a surge in export orders, especially from Asia and Eastern Europe. We expect exports will be the largest stimulus for growth in 2000, expanding over 6% in real terms compared to an increase of only 0.5% in 1999. A significant factor is that growth across Europe is stronger than expected, and countries outside Euroland, such as the UK, have avoided recessions. As a result, business confidence is rising, rebounding from a year and a half low. Furthermore, consumer confidence is still at record highs, backed by the highest increase in real income since 1992. Wage increases in the public sector of 3.5% represents a considerable improvement in real purchasing power, given the low inflation rate. Combined with a stabilization of the unemployment rate at current level, we expect private consumption to continue to fuel economic growth in the second half of the year. Going forward, corporate Germany should begin to see the benefits of both the weak Euro and the one-half percentage reduction in interest rates by the European Central Bank, both of which will fuel economic growth. As a result, forecasted GDP growth for Germany has been revised upward to 3.0% in 2000 from 1.6% this year.

         The Germany Fund continued its open-market share purchases and bought 580,200 shares during the first six months. The Fund's discount to net asset value has fallen from 15.5% at the beginning of the year to 5.5% at the time of this writing.

         You will see a familiar name as a co-signer of this letter, Christian Strenger. Mr. Strenger, for many years our Fund's President and Chief Executive Officer, was elected Chairman of the Board at the July 12th Board of Directors meeting. (Please see page six of this report).

                                   Sincerely,



   /s/ Christian Strenger               /s/ Kenneth J. Tarr
   Christian Strenger                   Kenneth J. Tarr
   Chairman                             President and
                                        Chief Executive Officer

FUND HISTORY AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

STATISTICS:

Net Assets ...............................................................................                         $   212,348,666
Shares Outstanding .......................................................................                              13,915,104
NAV Per Share ............................................................................                                 $ 15.26

TOTAL RETURNS:

  Period                                                                                                                       NAV
 ---------                                                                                                                  --------
6 months ended 6/30/99 ...................................................................                                   (5.04)%
1 year ended 12/31/98 ....................................................................                                   22.66%
3 years ended 12/31/98* ..................................................................                                   23.76%
5 years ended 12/31/98* ..................................................................                                   17.93%
*  Average annual return

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:
  Record                                                                  Ordinary                  LT Capital
   Date                                                                    Income                    Gains                     Total
-----------                                                                -----                     -----                     -----
9/1/99 ...............................................                      --                       $0.56                     $0.56
11/16/98 .............................................                     $1.46                     $1.76                     $3.22
9/1/98 ...............................................                     $0.17                     $0.45                     $0.62
11/17/97 .............................................                     $0.62                     $2.23                     $2.85
9/3/97 ...............................................                     $0.07                    $0.24                     $0.31
12/19/96 .............................................                     $0.34                     $0.72                     $1.06
9/3/96 ...............................................                      --                       $0.13                     $0.13
12/27/95 .............................................                     $0.29                     $0.64                     $0.93

OTHER INFORMATION:
NYSE Ticker Symbol .......................................................................                                      GER
NASDAQ Symbol ............................................................................                                    XGERX
Dividend Reinvestment Plan ...............................................................                                      Yes
Voluntary Cash Purchase Program ..........................................................                                      Yes
Annual Expense Ratio .....................................................................                                     1.26%


                                  [BAR CHART]

                         Six months ended 6/30/99     Year ended 12/31/98
                         ------------------------     -------------------
     NET ASSET VALUE             (5.04%)                     22.66%
        MARKET VALUE              1.80%                     23.45%
                 DAX             (5.03%)                    26.38%

PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

            [PIE CHART]

Chemical              (12.1%)
Banking               (11.7%)
Medical Equipment      (1.4%)
Electrical             (7.1%)
Computer Services      (4.8%)
Insurance             (11.9%)
Automotive            (13.8%)
Pharmaceutical         (2.1%)
Telecommunications    (23.3%)
Retail                 (4.0%)
Transportation         (1.0%)
Utilities              (6.8%)


10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

                              % of                                  % of
                            Portfolio                             Portfolio
                            ---------                             ---------

1.  Deutsche Telekom          12.7          6.  BASF                 5.8
2.  Daimler-Chrysler           9.4          7.  Dresdner Bank        4.7
3.  Allianz                    7.8          8.  Commerzbank          4.4
4.  Siemens                    7.1          9.  Metro                4.0
5.  Mannesmann                 6.8         10.  SAP                  3.6

INTERVIEW WITH THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------
Question: In the "Letter to Shareholders", you mention that Germany's GDP growth is expected to increase to 3.0% in 2000, from just 1.6% in 1999. Why are you so positive on Germany?

Answer: Towards the end of 1998 and into the first quarter of this year, there was a noticeable decline in Europe's exports resulting from the emerging market crisis in Asia, Latin America, and Eastern Europe. Germany was especially affected by this crisis because of its role as Europe's largest exporter. With global growth on the upswing, Germany should now be among the greatest beneficiaries. Exports should surge by 6.7% in 2000, compared to an increase of only 0.5% in 1999. We expect a strong increase in exports to Central Europe, the Far East, and some recovery in exports to Russia. We also project a considerable upturn in intra-European trade, as most countries participating in the EMU will register stronger economic growth. In addition, the labor market will probably also benefit from the pick-up in growth. We expect the employment figure to rise by roughly 140,000 next year. This will give an additional boost to the already robust private consumption. Private consumption in 2000 will remain strong due to noticeably higher real wage increases and slightly faster employment gains. Sustained consumer confidence and markedly higher disposable incomes will support the propensity to spend. In addition, one of the aims of the recently passed tax relief laws is to stimulate investment activity. Investment in plant and equipment has lately been up markedly. The boost in investment activity is coming from better prospects for higher sales and earnings, as well as low interest rates. Taking into account all the above factors, Germany's GDP growth looks set to grow by at least 3% next year.

Question: Can you go into more detail on the proposed tax reform laws and why the impact will be on corporate Germany?

Answer: The first stage of the government's income tax reform was introduced at the beginning of this year. The second stage, set to take place in 2000, foresees a further increase in the basic tax-free allowance, a reduction in the lowest income tax by 1%, to 23%, and a cut in the top income tax rate by 2%, to 51%. The main beneficiaries of these reforms is the general public, which will now have more disposable income. The corporate tax reform is scheduled to take place in 2001 in order to have more time to prepare. The central aim of the corporate tax reform is to lower the overall tax burden for companies from over 50% currently to just over 35%. In the long-term, the impact of these reforms will be increased corporate earnings, higher foreign direct investments, and more job creations.

Question: The Fund's discount to net asset value has decreased considerably this year. Can you explain this recent development?

Answer: The discount is primarily determined by the market and is therefore difficult to explain. However, we believe that two events may have a positive effect on the discount. First, the managers of the Fund have been actively buying shares of the Fund in the open market when warranted by the discount level. Second, we believe investors are diversifying globally due to the extremely high price valuations of US equities. According to Morgan Stanley Dean Witter's Composite Valuation Indicator (averaging prospective 1999 and 2000 valuation ratios expressed as a percentage of their respective ten-year averages), the US equity market is valued at a 53% premium to its 10-year average, making it the most expensive developed market on every single valuation method. On the other hand, Germany's valuations are at a 6% discount to historical averages, making it much more attractive than US equities.


Hanspeter Ackermann
Portfolio Manager of the Germany Fund

REPORT OF INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

Outlook for the German Economy

         Germany: The outlook for a sustained recovery in the global economy has continued to brighten during the second quarter. Following this year's dip, GDP growth in Germany is likely to pick up noticeably in 2000, with exports being the driving force. Exports to Southeast Asia and Eastern European reform countries are likely to rise noticeably. Economic growth in Euroland is picking up faster than expected, and countries outside Euroland, such as the UK, have been able to avoid recession. In addition, German exporters should continue to benefit from the weakness of the Euro.

         Private consumption will continue to support economic growth next year. This is largely due both further reductions in the tax rate for the lowest income tax bracket, and increases in child deductions. The tax reforms will bring relief to households of around DEM 13.5 billion next year. In addition, wage increases in the public sector of 3.5% represents a considerable improvement in real purchasing power, given the low inflation rate. Our forecast for real GDP growth in 2000 is 3%, up from just 1.6% in 1999. This would be the largest increase in economic growth since the early 90's.

         Longer term, the recently passed tax reforms offer huge potential for stimulating growth in Germany by making it one of the most attractive location within Europe to do business. By shifting from one of the highest taxed countries in Europe to one of the lowest, the potential is tremendous to increase foreign direct investment and stimulate job creation. The corporate tax reform passed this spring aims to lower the overall tax burden for companies from over 50% currently to just over 35% by 2001. At this level, corporate taxes would fall even below the level in the United States. At the same time, in order to stimulate the creation of new start-up companies, the income tax rate for entrepreneurial profits will be lowered to 35% from 45% currently. On these assumptions, there will be significant stimulus for growth.

The Fund's Portfolio Strategy

         The Fund maintains its overweight in banks as this sector represents compelling valuations and we believe market participants underestimate the potential recovery in earnings. We believe that this should become more evident with the release of second quarter results, as strong M&A activity and high IPO volumes should support investment banking results. As we have become more confident on the sustainability of the economic upswing, we have increased our exposure in cyclical stocks, mainly moving funds into the chemical sector. The Fund is under-weighted in the automotive sector due to increased price competition of low cost producers and the increasing stock of second-hand cars. In the telecommunications sector, we are, for now, maintaining our neutral stance on the sector. We expect further consolidation in the sector and above average growth potential in the mobile phone sector throughout Europe.

CHANGES TO THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

         At the July 12, 1999 meeting of the Board of Directors of the Fund in Berlin, several changes to the Board were voted on. First, Christian Strenger was elected Chairman of the Board. Since inception of the Fund until his return to Germany in 1991, Mr. Strenger served as its President and Chief Executive Officer. He has been a Director of the Fund all this time. Mr. Michael W.R. Dobson will continue as a Director.

         Also at this meeting, the Board elected a new Director, the Honorable Richard R. Burt, former U.S. Ambassador to Germany. Ambassador Burt has had a long and distinguished career in diplomacy, government service and international business. Among other accomplishments, Mr. Burt was the U.S. Chief Negotiator in the Strategic Arms Reduction Talks with the former Soviet Union. In 1991, an agreement was concluded that reduced both the U.S. and Russian nuclear arsenals by 50%.

         Mr. Burt is a director of Weirton Steel Corporation, Hollinger International, Archer Daniels Midland Corporation and Homestake Mining Corporation. He is a director of the Mitchell Hutchins family of funds, a member of the international advisory council of Textron Corporation and is chairman of IEP Advisers, Inc., a Washington-based financial/business advisory services firm. He has published several articles on foreign policy and arms control matters. We welcome him to the Board of Directors of the Fund.

SHARE BUY-BACKS INCREASED
--------------------------------------------------------------------------------

         The Directors of your Fund voted in March 1998 to increase the number of shares authorized for repurchase each year. The authorized limit of 5% will be net of all shares to be issued in the form of reinvested dividends, effective January 1, 1998. Thus the actual number of shares purchased in the open market can be condiderably greater than 5%. For example, calendar year-to-date purchases of GER's shares represent 4.0% of the amount outstanding at the beginning of the year.

         Shares issued for dividends tend to remain in shareholders' accounts and do not increase the float in the market. The Directors continue to believe the Fund represents excellent value.

VOLUNTARY CASH PURCHASE PROGRAM
--------------------------------------------------------------------------------

         The Fund has an attractive way to purchase additional shares at a reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee.

THE GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

   Shares             Description                 Value
 ----------           -----------             ------------

INVESTMENTS IN GERMAN
   SECURITIES--90.2% OF NET ASSETS
            COMMON STOCKS--86.6%

            AUTOMOTIVE--13.8%
      7,000 Bayerische Motoren Werke ......   $  4,821,676
    230,260 Daimler-Chrysler+ .............     19,974,318
     70,000 Volkswagen ....................      4,489,147
                                              ------------
                                                29,285,141
                                              ------------
            BANKING--10.9%
     56,000 Bayerische Hypothekenbank
              und Vereinsbank .............      3,643,366
    310,000 Commerzbank ...................      9,428,035
    256,820 Dresdner Bank .................     10,051,763
                                              ------------
                                                23,123,164
                                              ------------
            CHEMICAL--12.1%
    280,500 BASF ..........................     12,412,460
    150,000 Bayer .........................      6,258,162
    155,000 Hoechst .......................      7,027,007
                                              ------------
                                                25,697,629
                                              ------------
            ELECTRICAL--7.1%
    196,000 Siemens .......................     15,140,208
                                              ------------

            INSURANCE--9.2%
     59,800 Allianz .......................     16,612,218
     15,300 Munchener Ruckversicherungs ...      2,836,156
                                              ------------
                                                19,448,374
                                              ------------
            MEDICAL EQUIPMENT--1.4%
     50,000 Fresenius Medical Care ........      2,989,667
                                              ------------


            PHARMACEUTICAL--0.9%
     18,000 Schering ......................   $  1,910,908
                                              ------------

            RETAIL--4.0%
    137,000 Metro .........................      8,517,090
                                              ------------

            TELECOMMUNICATIONS--19.5%
    640,000 Deutsche Telekom ..............     26,899,769
     97,000 Mannesmann ....................     14,494,874
                                              ------------
                                                41,394,643
                                              ------------

            TRANSPORTATION--0.9%
    110,000 Lufthansa .....................      1,997,035
                                              ------------

            UTILITIES--6.8%
    160,000 Rheinisch-Westfalisches
              Elekrizitatswerk ............      7,417,264
    120,000 VEBA ..........................      7,063,668
                                              ------------
                                                14,480,932
                                              ------------
            Total Common Stocks
              (cost $132,654,908) .........    183,984,791
                                              ------------

            PREFERRED STOCKS--3.6%

            COMPUTER SERVICES--3.6%
     19,100 SAP
              (cost $2,930,339) ...........      7,643,271
                                              ------------

            Total Investments in
              German Securities
              (cost $135,585,247) .........    191,628,062
                                              ------------


---------
+ Investment in an affiliate of Deutsche Bank AG.
See Notes to Financial Statements.

THE GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Shares             Description                 Value
-----------           -----------             ------------
INVESTMENTS IN DUTCH
  COMMON STOCKS--2.7%

            BANKING--0.8%
     80,000 ABN AMRO Holdings ............... $  1,734,936
                                              ------------
            INSURANCE--1.9%
     73,000 Internationale Nederlanden Groep.    3,957,823
                                              ------------
            Total Investments in
              Dutch Common Stocks
              (cost $6,019,848) ...........      5,692,759
                                              ------------


INVESTMENTS IN FINNISH
COMMON STOCKS--1.2%
            COMPUTER SERVICES--1.2%
     62,000 Tieto
            (cost $2,262,056) .............      2,586,707
                                              ------------
INVESTMENTS IN FRENCH
COMMON STOCKS--2.3%
            PHARMACEUTICAL--1.2%
     55,000 Rhone-Poulenc (A shares) ......      2,516,742
                                              ------------
            TELECOMMUNICATIONS--1.1%
     16,000 Alcatel .......................      2,255,417
                                              ------------
            Total Investments in
              French Common Stocks
              (cost $4,646,417) ...........      4,772,159
                                              ------------

INVESTMENTS IN ITALIAN
  COMMON STOCKS--3.7%
            INSURANCE--0.9%
     55,000 Assicurazioni Generali ........   $  1,910,702
                                              ------------
            TELECOMMUNICATIONS--2.8%
    660,000 Telecom Italia Mobile .........      3,949,086
    350,000 Telecom Italia Savings Shares .      1,906,622
                                              ------------
                                                 5,855,708

            Total Investments in
              Italian Common Stocks
              (cost $7,839,336) ...........      7,766,410
                                              ------------
U.S. Dollars
(In Thousands)
            REPURCHASE AGREEMENT*--9.3%
     19,798 Agreement with Salomon
            Smith Barney Inc., 4.75%
            dated 6/30/99, due 7/1/99
            in the amount of $19,800,452
            collateralized by USTN of
            $19,785,000, 6.75% due 4/30/00
            (cost $19,797,840) ............     19,797,840
                                              ------------

            Total Investments--109.4%
            (cost $176,150,744) ...........    232,243,937
                                              ------------

            Liabilities in excess of cash
              and other assets--(9.4%) ....    (19,895,271)
                                              ------------

            NET ASSETS--100% ..............   $212,348,666
                                              ============
------------
*Investment of cash collateral received for portfolio securities on loan. See Notes to Financial Statements.

THE GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $176,150,744) .................         $232,243,937
Cash and foreign currency .................................            1,829,778
Receivable for securities sold ............................            9,475,229
Dividend receivable .......................................               50,341
Interest receivable .......................................              121,217
Foreign withholding tax refund receivable .................              202,770
Other assets ..............................................                9,127
                                                                    ------------
   Total assets ...........................................          243,932,399
                                                                     -----------

LIABILITIES
Payable upon return of securities loaned ..................          19,797,840
Payable for securities purchased ..........................          11,389,667
Payable for securities lending brokers'
   rebate and agency fees .................................             113,081
Management fee payable ....................................              99,156
Investment advisory fee payable ...........................              51,439
Accrued expenses and accounts payable .....................             132,550
                                                                  -------------
   Total liabilities ......................................          31,583,733
                                                                  -------------

NET ASSETS ................................................       $ 212,348,666
                                                                  =============
Net assets consist of:
Paid-in capital, $.001 par
   (Authorized 80,000,000 shares) .........................       $ 158,453,475
Cost of 1,620,953 shares held in treasury .................         (24,701,409)
Undistributed net realized gain on investments
   and foreign currency transactions ......................          21,134,425
Undistributed net investment income .......................           1,330,484
Net unrealized appreciation of investments
   and foreign currency ...................................          56,131,691
                                                                  -------------
Net assets ................................................       $ 212,348,666
                                                                  =============
Net asset value per share
   ($ 212,348,666 divided by 13,915,104 shares of
   common stock issued and outstanding) ...................              $15.26
                                                                          =====

STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

                                                                 For the six
                                                                 months ended
                                                                 June 30, 1999
                                                                 -------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign
      withholding taxes of $303,600) .........................     $  2,604,308
   Interest ..................................................           86,274
                                                                   ------------
   Total income ..............................................        2,690,582
                                                                   ------------
Expenses
   Management fee ............................................          621,635
   Investment advisory fee ...................................          320,985
   Reports to shareholders ...................................           97,730
   Custodian and Transfer Agent's
        fees and expenses ....................................           99,416
   Directors' fees and expenses ..............................           69,368
   Legal fee .................................................           20,269
   Audit fee .................................................           29,000
   NYSE listing fee ..........................................           14,256
   Miscellaneous .............................................           87,439
                                                                   ------------
   Total expenses ............................................        1,360,098
                                                                   ------------
Net investment income ........................................        1,330,484
                                                                   ------------
REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS AND
    FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments ...............................................       13,996,219
   Foreign currency transactions .............................         (196,202)
Net change in unrealized appreciation/depreciation on:
   Investments ...............................................      (27,892,887)
   Translation of other assets and
        liabilities from foreign currency ....................           38,716
                                                                   ------------
Net loss on investments and
   foreign currency transactions .............................      (14,054,154)
                                                                   ------------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................................     $(12,723,670)
                                                                   ============

See Notes to Financial Statements.

THE GERMANY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (unaudited)
--------------------------------------------------------------------------------

                                                                                           For the              For the
                                                                                      six months ended        year ended
                                                                                        June 30, 1999      December 31, 1998
                                                                                      ----------------     -----------------

INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income .......................................................        $   1,330,484         $   2,983,269
   Net realized gain (loss) on:
      Investments ..............................................................           13,996,219            45,626,460
      Foreign currency transactions ............................................             (196,202)              512,896
   Net change in unrealized appreciation/depreciation on:
      Investments ..............................................................          (27,892,887)            4,854,890
      Translation of other assets and liabilities from foreign currency ........               38,716                13,531
                                                                                      ----------------     -----------------
   Net increase (decrease) in net assets resulting from operations .............          (12,723,670)           53,991,046
                                                                                      ----------------     -----------------
Distributions to shareholders from:
   Net investment income .......................................................                 --              (2,983,269)
   Net realized foreign currency gains* ........................................                 --                (720,027)
   Net realized short term capital gains* ......................................                 --             (17,137,087)
   Net realized long term capital gains ........................................                 --             (28,062,983)
                                                                                      ----------------     -----------------
                                                                                                 --             (48,903,366)
                                                                                      ----------------     -----------------
Capital share transactions:
  Net proceeds from reinvestment of dividends
   (0 and 3,951,509 shares, respectively) ......................................                 --              56,522,712
   Cost of shares repurchased (580,200 and 3,516,802 shares, respectively) .....           (7,883,029)          (56,830,882)
                                                                                      ----------------     -----------------
   Net decrease in net assets from capital share transactions ..................           (7,883,029)             (308,170)
                                                                                      ----------------     -----------------
Total increase (decrease) in net assets ........................................          (20,606,699)            4,779,510

NET ASSETS
Beginning of period ............................................................          232,955,365           228,175,855
                                                                                      ----------------     -----------------
End of period  (including undistributed net investment income of
   $1,330,484 and $0, respectively) ............................................        $ 212,348,666         $ 232,955,365
                                                                                      ================     =================

------------
*Characterized as ordinary income for tax purposes.

See Notes to Financial Statements.

THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS -- June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The Germany Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. Pursuant to shareholder approvals, the Fund reincorporated in Maryland on August 29, 1990 and dissolved the charter of incorporation in Delaware, and on October 16, 1996 the Fund changed from a diversified to a non-diversified company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in the unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Repurchase Agreements: The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements, the market value of which is required to be at least 102 percent of the resale amount at the time of purchase. The value of the collateral is marked-to-market on a daily basis and additional collateral is requested from the counterparty, as necessary, to ensure that its value is at least equal at all times to the total amount of the repurchase obligation, including interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Loans of Portfolio Securities: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The cash collateral received is at least equal at all times to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Such collateral is invested in short term instruments and any interest income in excess of agency fees and of a predetermined rebate to the borrowers is earned by the Fund as interest income.


Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Assets and liabilities denominated in Euros ("EUR") and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS -- June 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

NOTE 2.  MANAGEMENT AND INVESTMENT
         ADVISORY AGREEMENTS

The Fund has entered into a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $50 million, and .55% of such assets in excess of $50 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders, and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 1999, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, received $244,666 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 1999 were $97,270,187 and $103,071,245, respectively.

During the period November 1, 1998 to December 31, 1998, the Fund incurred foreign currency losses of $207,131. This loss was deferred for federal income tax purposes to January 1, 1999.

NOTE 5. PORTFOLIO SECURITIES LOANED

At June 30, 1999, the market value of the securities loaned and amount of collateral received with respect to such loans were $18,823,816 and $19,797,840, respectively. For the six months ended June 30, 1999, net earnings to the Fund from investing such collateral were $68,077, after deducting borrowers' rebate and agency fees of $1,092,102 and $37,077, respectively.

NOTE 6. CAPITAL

During the six months ended June 30, 1999 and the year ended December 31, 1998, the Fund purchased 580,200 and 3,516,802 of its shares of common stock on the open market at a total cost of $7,883,029 and $56,830,882, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 10.9% and 11.6%, respectively. These shares were held in treasury.

NOTE 7. DIVIDEND

On July 12, 1999, the Board of Directors of the Fund declared a dividend of $0.56 per share to stockholders of record on September 1, 1999, payable on September 15, 1999.

THE GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------

                                                       For the six
                                                       months ended              For the year ended December 31,
                                                      June 30, 1999    1998        1997        1996       1995        1994
                                                      -------------    ----        ----        ----       ----        ----
Per share operating performance:
Net asset value:
Beginning of period ................................  $     16.07   $   16.23  $   15.76   $   13.52   $   12.89  $   12.87
                                                      -----------   ---------  ---------   ---------   ---------  ---------
Net investment income...............................          .09         .23        .09         .08         .12        .11
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions....         (.97)       3.41       3.50        3.34        1.64        .69
                                                      -----------   ---------  ---------   ---------   ---------  ---------
Increase (decrease) from investment operations......         (.88)       3.64       3.59        3.42        1.76        .80
                                                      -----------   ---------  ---------   ---------   ---------  ---------
Increase resulting from share repurchases...........          .07         .54        .19         .10         --         .01
                                                      -----------   ---------  ---------   ---------   ---------  ---------
Distributions from net investment income............           --        (.23)        --          --        (.12)      (.12)
Distributions from net realized
   foreign currency gains+..........................           --        (.06)        --          --        (.08)      (.05)
Distributions from net realized
   short-term capital gains+........................           --       (1.35)      (.69)       (.34)       (.15)      (.28)
Distributions from net realized
   long-term capital gains..........................           --       (2.20)     (2.47)       (.85)       (.71)      (.34)
                                                      -----------   ---------  ---------   ---------   ---------  ---------
Total distributions.................................           --       (3.84)     (3.16)      (1.19)      (1.06)      (.79)
                                                      -----------   ---------  ---------   ---------   ---------  ---------
Dilution in NAV from dividend reinvestment..........           --        (.50)      (.15)       (.09)       (.07)        --
                                                      -----------   ---------  ---------   ---------   ---------  ---------
Net asset value:
   End of period....................................  $     15.26   $   16.07  $   16.23   $   15.76   $   13.52  $   12.89
                                                      -----------   ---------  ---------   ---------   ---------  ---------
                                                      -----------   ---------  ---------   ---------   ---------  ---------
Market value:
   End of period....................................  $    14.125     $13.875  $   14.25   $  12.625   $  11.375  $   10.75
Total investment return for the period:++
   Based upon market value..........................         1.80%      23.45%      38.3%      21.55%      15.72%    (8.63)%
   Based upon net asset value.......................       (5.04)%      22.66%     23.16%      25.47%      13.12%      6.37%
Ratio to average net assets:
   Total expenses...................................         1.26%*      1.15%      1.19%       1.26%       1.23%      1.28%
   Net investment income............................         1.23%*      1.20%       .49%        .56%        .88%       .79%
Portfolio turnover..................................        45.04%      80.93%      81.2%       55.4%         41%        31%
Net assets at end of period (000's omitted).........     $212,349   $ 232,955  $ 228,175   $ 223,800   $ 189,686  $ 173,935

--------------
  + Characterized as ordinary income for tax purposes.
 ++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
*  Annualized.

REPORT OF
STOCKHOLDERS' MEETING (unaudited)
--------------------------------------------------------------------------------

         The Fund held its Annual Meeting of Stockholders on June 7, 1999. The two matters voted upon by stockholders and the resulting votes for each matter were as follows:

                                                 Voting Results*
                                                 ---------------
                                                     Against/
                                             For     Withheld   Abstained
                                             ----    --------   ---------
1. Election of the following Directors:
           Prof. Dr. Claus Koehler .......   10,243    217        --
           Christian Strenger ............   10,245    216        --
           Werner Walbroel ...............   10,254    206        --
           Otto Wolff von Amerongen.......   10,251    210        --

2. Selection of Independent
           Accountants ...................   10,333     63        65

---------
*   In thousands of shares.


The Year 2000 Issue (unaudited)
--------------------------------------------------------------------------------

Background. Investment companies, as well as financial and business organizations around the world, could be adversely affected if the computer systems and embedded technology used by them and their service providers do not properly process and calculate date-related information and data from and after January 1, 2000. Investment companies are, to a much greater extent than other business organizations, dependent on their service providers for Year 2000 readiness.

Directors' Review. At each quarterly meeting, the Fund's Board of Directors receives and reviews progress reports from the Fund's principal service providers as to their Year 2000 readiness. To date the Board is satisfied that these service providers, which are the Deutsche Bank AG affiliates that act as the Fund's Manager and Investment Adviser and Investors Bank & Trust Company ("IBT"), the Fund's custodian, transfer agent and registrar, are making satisfactory progress as to their own readiness efforts involving their services to the Fund. Each has confirmed that it expects its "mission critical systems" to be compliant.

         The Fund will continue to receive updates from these and other outside vendors as they become available.

         Since the Fund has investments in securities whose issuers may be materially adversely impacted by the Year 2000 issue, the Fund could also be adversely affected by problems of these issuers. Due to the general uncertainty inherent in the Year 2000 problem, resulting in part from the uncertainty of the Year 2000 readiness of third-party suppliers to the Fund's service providers, it remains possible that the consequences of Year 2000 failures will have a material impact on the Fund's results of operations, liquidity or financial condition.

Contingency Plan. Based on the representations made by its service providers, the Fund has not made any contingency plans relating to their services. The Fund's Directors will reassess the need for contingency plans during 1999 if progress of its service providers in achieving Year 2000 readiness falls behind current expectations.

This statement constitutes a Year 2000 readiness disclosure.



DEUTSCHE BANK AG ACQUIRES BANKERS
TRUST CORPORATION
--------------------------------------------------------------------------------

         On June 4, 1999, Deutsche Bank AG acquired Bankers Trust Corporation, creating the largest banking firm in the world. This will enable the combined entity to build upon Deutsche Bank's worldwide investment banking, custody, asset management, and private banking businesses. With Bankers Trust, Deutsche Bank not only broadens its own investment banking products, but expands its presence in the important American market. Combined assets under management are over $600 billion, making Deutsche Bank one of the largest fund managers in the world.

         Deutsche Bank and Bankers Trust each have a tradition of client service that is many decades old, and that forms the core of each firm's corporate culture. This combination is a reaffirmation of the commitment to continue to deliver the best financial products and services available worldwide.

EXECUTIVE OFFICES
31 West 52nd Street, New York, NY 10019

(For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-GERMANY in the U.S. or 617-443-6918 outside of the U.S.)

MANAGER
Deutsche Bank Securities Inc.

INVESTMENT ADVISER
Deutsche Asset Management International GmbH

CUSTODIAN AND TRANSFER AGENT
Investors Bank & Trust Company

LEGAL COUNSEL
Sullivan & Cromwell


DIRECTORS AND OFFICERS

   CHRISTIAN STRENGER
   Chairman and Director

   DETLEF BIERBAUM
   Director

   JOHN A. BULT
   Director

   RICHARD R. BURT
   Director

   MICHAEL W. R. DOBSON
   Director

   PROF. DR. CLAUS KOEHLER
   Director

   EDWARD C. SCHMULTS
   Director

   HANS G. STORR
   Director

   DR. JUERGEN F. STRUBE
   Director

   ROBERT H. WADSWORTH
   Director

   WERNER WALBROEL
   Director

   OTTO WOLFF VON AMERONGEN
   Director

   KENNETH J. TARR
   President and Chief Executive Officer

   ROBERT R. GAMBEE
   Chief Operating Officer and Secretary

   JOSEPH M. CHEUNG
   Chief Financial Officer and Treasurer

VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                                  P.O. Box 9130
                                Boston, MA 02117
                       Tel. 1-800-437-6269 (1-800-GERMANY)

This report, including the financial statements herein, is transmitted to the shareholders of The Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the portfolio manager and the report of investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the Deutsche Aktien index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

                                     [LOGO]


---------
All investment management decisions are made by a committee of United States and German advisors.

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The Germany Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol "GER". The Fund seeks long-term capital appreciation primarily through investment in German equities. It is managed by Deutsche Bank Securities Inc., using investment advice from the Deutsche Asset Management International GmbH unit of Deutsche Bank AG, Germany's largest banking and financial services group.

SHAREHOLDER INFORMATION

Daily prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Germany Fd". Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ. It is also available, together with the Deutsche mark exchange rate and the DAX index, by calling:
1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

For periodic updates please also visit our Web site: http://www.gerfund.com.


There are three closed-end funds for your selection:

o Germany Fund--investing primarily in equities of major German corporations.

o New Germany Fund--investing primarily in the middle market German companies, and up to 20% outside Germany (with no more than 10% in any single country outside of Germany).

o Central European Equity Fund--investing primarily in Central and Eastern
    Europe.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

                                     [LOGO]

                                  The Germany
                                   Fund, Inc.

                               Semi-annual Report

                                 June 30, 1999